SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 15, 1999

                     R&B FALCON CORPORATION
     (Exact name of registrant as specified in its charter)

       Delaware                1-13729              76-0544217
   (State or other          (Commission          (I.R.S. Employer
   jurisdiction of          File Number)       Identification No.)
    incorporation)

             901 Threadneedle, Houston, TX   77079
     (Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code  (281)  496-5000



Item 7. Financial Statements and Exhibits

       (c)  Exhibits

                    Exhibit 99   - Press Release dated April  15,
                    1999 - R&B Falcon announces private placement
                    of   $300   million   of  Senior   Cumulative
                    Redeemable Preferred Stock.

                           SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                R&B FALCON CORPORATION

                                By /s/T. W. Nagle
                                   -------------------------
                                   T. W. Nagle
                                   Executive Vice President


Dated: April 19, 1999